Exhibit 99.1

We develop advanced endocrine therapeutics to treat patients with hormonal and reproductive system disorders.

Forward-Looking Statements This presentation contains forward-looking statements and information regarding the future performance and actions of Zonagen that involve risks and uncertainties that could cause actual results and actions to differ materially. These risks include those discussed in this presentation and others that can be found in the documents that Zonagen files from time to time with the Securities and Exchange Commission, including Zonagen's Form 10-K for the fiscal year ended December 31, 2004, Forms 10-Q for the quarters ended March 31, June 30, and September 30, 2004 and any Forms 8- K filed since its last Form 10-Q.

Zonagen Investment Highlights

- Focused on Large, Poorly-served Markets
  - Uterine fibroids – +/- 80% US women (1 in 4 severe) – no current drug cure
  - Endometriosis – 5.5 million US and Canadian women
  - Testosterone deficiency – 13 million US men
- Multiple Value-driving Milestones – Two potential pivotal trials in 2005
  - **Progenta**™
    - Uterine Fibroids data – Phase 1b European trial – 1H 05
    - Uterine Fibroids – Pivotal US Phase II/III trial – 2H 05
    - Endometriosis – Initiate European Phase II trial – 2H 05
    - Endometriosis – Report Phase II data – 2H 06
    - Milestones throughout 2006; potential NDA 2008
  - **Androxal**™
    - Testosterone deficiency – Pivotal US Phase III trial – 2H 05
    - Potential NDA 2008
- Strong IP and solid out-licensing potential
- Experienced Management
- Attractive Valuation for Late-Stage Clinical Biotech

ZONAGEN INC.

Zonagen Overview Successful restart in 2004 Current Zonagen Portfolio: 2 Phase II hormonal antagonists ProgentaTM (antiprogestin) - multiple indications Completed 30 patient Phase Ib European trial Existing leading therapy causes significant bone loss AndroxalTM (antiestrogen) Completed 52 patient Phase II US trial Data suggests safe and effective orally administered therapy for hypogonadism Virtual Company Five employees Cost-effective burn - $300,000/month in 2004 Uniquely Experienced Board and Management Has drug development experience through NDA filing Has secured significant Pharma partnerships

Zonagen Strategy Focus on small molecule programs for reproductive system disorders Outsource activities relating to clinical trials Opportunistic in-licensing of small molecule programs targeting our niche expertise at pre- clinical stage Out-licensing of Company programs at end of large Phase II studies or later

ProgentaTM Uterine Fibroids - 80% US women - Phase II/III 2H 05 Endometriosis - 5.5 million US/Canadian women - Phase II 2H 05

ProgentaTM Overview New class of selective progesterone receptor modulator (SPRM) Potential indications: uterine fibroids, endometriosis, breast cancer and HRT Potential significant advantages over existing GnRHa therapies No loss of bone mineral density in clinical trials No chronic drug treatment available for fibroids Composition of matter patents licensed from the NIH Development status: Phase Ib in Europe completed January 2005 Pre-IND meeting in U.S. planned for May 20, 2005 Pending outcome of Pre-IND meeting commence US Phase II/III trial for uterine fibroids 2H05

How ProgentaTM Works Hypothalamus Pituitary Endometrial & Uterine Tissue GnRHa Block hypothalamus / pituitary axis Shuts down hormonal secretions Long-term side effects including bone loss ProgentaTM Selectively block progesterone activity Allow tonic hormone secretions Provide symptomatic relief Shrink lesions & tumors

Market & Competition Uterine Fibroids Up to 80% of women 25% have symptoms requiring treatment Most frequent indication for hysterectomy Account for 40% of total $1-$1.5 billion spent annually in U.S. No current drug cure GnRH agonists (Lupron(r)) most effective drug therapy Bone loss and fibroid recurrence Endometriosis 5.5 million women in U.S. and Canada affected No acceptable chronic therapy Chronic GnRH agonist therapy results in bone loss and severe hot flashes Laparoscopic surgery and pregnancy provide relief

Phase Ib Uterine Fibroid Trial Design: N=30 Women with signs and symptoms of uterine fibroids Doses of 0, 12.5, 25, 50 mg Progenta TM and Lupron(r) Placebo and ProgentaTM arms blinded; Lupron(r) open-label Treated for 1 month with potential for 2 month extension 3 European referral sites, one clinical trial site Endpoints: Safety, PK and efficacy trial Reduction in fibroid size No effect on bone loss markers Statistically Significant Reduction of Fibroids Achieved for 25 & 50 mg Doses

Initial ProgentaTM Results 4 weeks 8 weeks 12 weeks 12.5 mg Progenta 99.4 70.4 83.3 25 mg Progenta 101.3 76 64.9 50 mg Progenta 72.7 67.5 59.1 Lupron 81.5 62.1 62.5 Placebo 82.6 102.8 95 Uterine Fibroid Study

Fibroid Regulatory Strategy Conduct pre-IND meeting 1H05 Develop drug initially as pre-operative therapy pending pre-IND meeting (May 20, 2005) Potentially more rapid development Extend studies for chronic indication Pursue initiation of U.S. Phase II/III uterine fibroid study under SPA

Proposed Phase II Endometriosis Trial H2-2005 Design N=40 Women with endometriosis Treated for 6 months with same doses as fibroid study Active control: GnRHa (Lupron(r)) Endpoints Pain Lesion Size by MRI Bone Loss Markers Regulatory Strategy Evaluate data from European Phase II before commencing U.S. program

ProgentaTM Milestones 1H05 Conduct Pre-IND meeting with FDA 1H05 Complete European Phase Ib data analysis 2H05 Commence European endometriosis Phase II study 2H05 Secure SPA for fibroids 2H05 Commence U.S. fibroid Phase II/III study 1H06 Report Top Line Phase II endometriosis results 1H06 Report Top Line Phase II/III fibroid results 2006 Conduct second pivotal trial for fibroids 1H08 Submit NDA

AndroxalTM Completed 52 patient Phase II US trial Data suggests safe and effective orally administered therapy for hypogonadism

AndroxalTM Overview Oral, central-acting antagonist, induces testosterone production Indication: Restoration of normal testosterone levels Advantages over existing therapies Superior efficacy data in clinical trials - US Phase I/II Oral non-testosterone therapy Capable of replicating normal circadian testosterone levels Lower systemic DHT levels than dermal preparations Drug composition patents filed Recently reported positive Phase II results End of Phase II meeting held with FDA Planned SPA for Phase III studies

How AndroxalTM Works Hypothalamus Pituitary Axis Testes Estrogen Androxal LH Surge Increased Testosterone Secretion

Gels Transdermal Orals Injectibles Testosterone Replacement Market 71.5 14.5 2.4 11.6 Testosterone Replacement Market 2003 = $375 million market opportunity Source: IMS Health

AndroxalTM Phase II Trial N = 52 men Patient testosterone levels < 300 ng/dl Randomized into 5 arms 3 doses of AndroxalTM Placebo Low doses of Androgel(r) 6th arm conducted among 10 men previously enrolled at high dose of Androgel(r) Placebo and AndroxalTM doses were double-blinded Androgel(r) administered in open-label fashion Two week dosing Patients followed for additional 7-10 days to measure testosterone levels

Final Results 12.5 mg 169 25 mg 247 50 mg 294 Androgel 5g 212 Androgel 10g 362 Placebo -1 Effects on Total Testosterone Phase II Trial - final data P=0.0053 P=0.0002 P=0.0005 P=0.019 P=0.043

AndroxalTM Regulatory Strategy Seek approval for the treatment of secondary hypogonadism Estimated 13 million men in US with low testosterone Seek Special Protocol Assessment (SPA) from FDA for conduct of Phase III studies Conduct at least one Phase III trial in the U.S.

AndroxalTM Milestones 2H05 Obtain SPA for Phase III trials 1H06 Report Initial Phase III results 2006 Conduct second pivotal trial 2008 Submit NDA

Management and Financials

Scientific Advisory Boards AndroxalTM Ronald Swerdloff, M.D., UCLA Chief, Division of Endocrinology, Metabolism, and Nutrition Harbor-UCLA Medical Center Jean Fourcroy, M.D. Past President of the American Medical Women's Association Recipient of a 1998 American Urological Association Presidential Citation Award Former Chief Medical Officer FDA Division of Reproductive and Urologic Drug Products ProgentaTM Alfred N. Poindexter III, M.D., Baylor College of Medicine Director, Division of Contraceptive Research and Development Jean Fourcroy, M.D.

Zonagen Management/Board Joseph Podolski, President/CEO 34 years drug development experience Louis Ploth, CFO, VP Business Development 18 years biotech financial and business development experience Jean Fourcroy M.D. Ph.D. Extensive FDA, regulatory and clinical experience Daniel Cain 26 years experience as biotech executive David Poorvin Ph.D. Over 30 years as big-pharma Bus. Dev. and Clin/Reg executive Nola Masterson 29 years life science experience, biotech analyst, fund manager

Zonagen Financial Data 2004 2003 2002 Income Statement Income Statement Revenues $257 $1,015 $5,254 Expenses Research and Development 2,471 2,161 6,420 General and Administrative 1,483 2,183 2,716 Net Loss ($3,697) ($3,329) ($3,882) Per Share ($0.72) ($0.29) ($0.34) Shares Out 5,117 11,487 11,412 Balance Sheet Data Balance Sheet Data 2004 2003 Cash, Cash Equivalents & Mkt Securities $5,536 $22,946 Assets $6,606 $24,028 Stockholders' Equity $5,992 $23,487 (in thousands)

Zonagen Investment Highlights Focused on Large, Poorly-served Markets Uterine fibroids - +/- 80% US women (1 in 4 severe) - no current drug cure Endometriosis - 5.5 million US and Canadian women Testosterone deficiency - 13 million US men Multiple Value-driving Milestones - Two potential pivotal trials in 2005 ProgentaTM Uterine Fibroids data - Phase 1b European trial - 1H 05 Uterine Fibroids - Pivotal US Phase II/III trial - 2H 05 Endometriosis - Initiate European Phase II trial - 2H 05 Endometriosis - Report Phase II data - 1H 06 Milestones throughout 2006, 2007; potential NDA 2008 AndroxalTM Testosterone deficiency - Pivotal US Phase III trial - 2H 05 Potential NDA 2008 Strong IP and solid out-licensing potential Experienced Management Attractive Valuation for Late-Stage Clinical Biotech

We develop advanced endocrine therapeutics to treat patients with hormonal and reproductive system disorders.